UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 29, 2014

Date of Report (Date of earliest event reported)

Chimerix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35867	33-0903395
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2505 Meridian Parkway, Suite 340
Durham, NC		27713
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 806-1074

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

In this report, “Chimerix,” “we,” “us” and “our” refer to Chimerix, Inc.

Item 8.01 Other Events.

We are filing certain information for the purpose of updating aspects of the description of our business contained in our other filings with the Securities and Exchange Commission. A copy of this additional disclosure is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

On July 2, 2014, we entered into the Fifth Amendment to Office Lease (the “Lease Amendment”) to that certain Office Lease, dated September 1, 2007, with AREP Meridian I LLC, which amendment provides for approximately 6,800 square feet of additional rentable office space at our corporate headquarters in Durham, North Carolina. The lease of our office space, as amended by the Lease Amendment, is currently set to expire in February 2018. The foregoing summary of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the Lease Amendment, which is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

On October 29, 2014, we entered into an amendment (the “Rights Amendment”) to that certain Amended and Restated Investor Rights Agreement, dated February 7, 2011, with the persons and entities listed on Schedule A attached thereto (the “Rights Agreement”). The Rights Amendment modifies the circumstances upon which registration rights terminate with respect to holders thereof and modifies the parties that are required to consent to amendments and waivers under the Rights Agreement. The foregoing summary of the Rights Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Amendment, which is attached as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Statements contained in, or incorporated by reference into, this Current Report on Form 8-K regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks are described more fully in our filings with the Securities and Exchange Commission, including without limitation our most recent Quarterly Report on Form 10-Q and other documents subsequently filed with or furnished to the Securities and Exchange Commission. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Additional disclosure.

99.2	Fifth Amendment to Office Lease dated July 2, 2014 by and between the Registrant and AREP Meridian I LLC.

99.3	Amendment to Amended and Restated Investor Rights Agreement dated October 29, 2014 by and among the Registrant and certain of its stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimerix, Inc.

Dated: October 29, 2014
	By:	/s/ Timothy W. Trost
Timothy W. Trost
Senior Vice President, Chief Financial Officer and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Additional disclosure.

99.2	Fifth Amendment to Office Lease dated July 2, 2014 by and between the Registrant and AREP Meridian I LLC.

99.3	Amendment to Amended and Restated Investor Rights Agreement dated October 29, 2014 by and among the Registrant and certain of its stockholders.